UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2006

Commission File Number of the issuing entity: 333-132242-01

CEF EQUIPMENT MIDTICKET LLC, SERIES 2006-1 (Exact name of issuing entity)
Commission File Number of depositor: 333-132242 CEF EQUIPMENT HOLDING, L.L.C. (Exact name of depositor as specified in its charter)
GENERAL ELECTRIC CAPITAL CORPORATION (exact name of sponsor as specified in its charter)

Delaware	20-5439580
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

44 Old Ridgebury Road, Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 796-5518

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Items 1 through 7 are not included because they are not applicable.

Section 8.  Other Events.

Item 8.01  Other Events.

Use of Proceeds

On December 14, 2006, CEF Equipment Midticket LLC, Series 2006-1 (the “Issuer”), commenced an offering of U.S.$218,000,000 Class A-1 Asset Backed Notes due December 17, 2007 (the “Class A-1 Notes”), U.S.$190,500,000 Class A-2 Asset Backed Notes due May 15, 2009 (the “Class A-2 Notes”), U.S.$318,000,000 Class A-3 Asset Backed Notes due October 15, 2010 (the “Class A-3 Notes”), U.S.$268,789,000 Class A-4 Asset Backed Notes due October 15, 2012 (the “Class A-4 Notes”), U.S.$34,248,000 Class B Asset Backed Notes due September 15, 2017 (the “Class B Notes”), and U.S.$24,236,000 Class C Asset Backed Notes due September 15, 2017 (the “Class C Notes” and together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, the “Notes”) described in a Prospectus Supplement dated December 5, 2006 to a Prospectus dated November 27, 2006.

The public offering was made under the registration statement (the “Registration Statement”) on Form S-3 filed with the Securities and Exchange Commission by the Issuer, which became effective on August 22, 2006 and was assigned commission file number 333-132242.  The aggregate amount registered under the Registration Statement was U.S.$4,130,000,000.

The public offering terminated on December 14, 2006 upon the sale of all of the Notes.  The underwriters of the Notes were Morgan Stanley Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated, Banc of America Securities LLC, J.P. Morgan Securities LLC and the Williams Capital Group, L.P..  A total of U.S.$218,000,000 Class A-1 Notes were registered and sold, with a total price to the public of U.S.$218,000,000; a total of U.S.$190,500,000 of Class A-2 Notes were registered and sold with a total price to the public of U.S.$190,487,656; a total of U.S.$318,000,000 of Class A-3 Notes were registered and sold, with a total price to the public of U.S.$318,000,000; a total of U.S.$268,789,000 of Class A-4 Notes were registered and sold, with a total price to the public of U.S.$268,789,000; a total of U.S.$34,248,000 of Class B Notes were registered and sold, with a total price to the public of U.S.$34,248,000; and a total of U.S.$24,236,000 of Class C Notes were registered and sold, with a total price to the public of U.S.$24,236,000.

During the period from the effective date of the registration statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Notes with respect to underwriting commissions and discounts was U.S.$1,475,171.88.  After deducting the underwriting discount described above, the net offering proceeds to the Issuer before expenses are U.S.$1,052,285,483.72.  Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be U.S.$1,000,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be U.S.$1,051,285,483.72.  With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to the Issuer, after deducting the underwriting commissions and discounts, and expenses above, were used to purchase equipment loans from an affiliate of the Issuer.  Except as provided in the previous

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sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

Section 9.

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(a)

Not applicable

(b)

Not applicable

(c)

Not applicable

(d)

Exhibits

Exhibit No.

Description

Exhibit 1(a)

Underwriting Agreement

Exhibit 4(b)

Limited Liability Company Agreement of GE Equipment Midticket LLC, Series 2006-1

Exhibit 4(c)

Loan Sale Agreement and annex to Loan Sale Agreement

Exhibit 4(d)

Loan Purchase and Sale Agreement and annex to Loan Purchase and Sale Agreement

Exhibit 4(e)

Servicing Agreement and annex to Servicing Agreement

Exhibit 4(f)

Indenture

Exhibit 4(g)

Administration Agreement

Exhibit 4(h)

Schedule to ISDA Master Agreement

Exhibit 4(i)

Fixed/Floating Rate Confirmation

Exhibit 4(j)

Hybrid Loan Rate Confirmation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 22, 2006

CEF EQUIPMENT HOLDING, L.L.C.

By: /s/ Charles Rhodes
Name: Charles Rhodes
Title:   Vice President and Secretary

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Exhibit Index

Exhibit No.

Description

Exhibit 1(a)

Underwriting Agreement

Exhibit 4(b)

Limited Liability Company Agreement of GE Equipment Midticket LLC, Series 2006-1

Exhibit 4(c)

Loan Sale Agreement and annex to Loan Sale Agreement

Exhibit 4(d)

Loan Purchase and Sale Agreement and annex to Loan Purchase and Sale Agreement

Exhibit 4(e)

Servicing Agreement and annex to Servicing Agreement

Exhibit 4(f)

Indenture

Exhibit 4(g)

Administration Agreement

Exhibit 4(h)

Schedule to ISDA Master Agreement

Exhibit 4(i)

Fixed/Floating Rate Confirmation

Exhibit 4(j)

Hybrid Loan Rate Confirmation

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